Exhibit 10.45

AMENDMENT NO. 1 TO

CONTRACT

This Amendment No. 1 (this “Amendment”) is effective as of May 29, 2007, by and between Hoku Scientific, Inc., a Delaware corporation (“HOKU”), MSA Apparatus Construction for Chemical Equipment, Ltd., a company organized and existing under the laws of the United Kingdom (“MSA”), and GEC Graeber Engineering Consultants GmbH, a corporation organized and existing under the laws of the Federal Republic of Germany (“GEC” and together with MSA, the “Supplier”). HOKU, GEC and MSA are sometimes referred to individually as a “Party” or collectively as the “Parties”.

RECITALS

Whereas, HOKU, and the Supplier are parties to that certain Contract No. GEC/MSA200701 dated as of January 21, 2007 (the “Contract”); and

Whereas, the Parties desire to amend the Contract as hereinafter set forth:

Now, therefore, for good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the Parties agree as follows:

AGREEMENT

1. Definitions. Capitalized terms not otherwise defined herein shall have the meaning set forth in the Contract.

2. Amendment of Chapter 4.2.1(A). Chapter 4.2.1(A) of the Contract is hereby amended to read as follows:

65% (Say: sixty-five percent) of the Contract price at delivery (shipment) of the Equipments, which shall occur after execution of the “inspection certificate” pursuant to Section 7.5 below, through an irrevocable Letter of Credit issued on or before September 17, 2007, in favor of the Supplier for the said amount. The Letter of Credit has to allow partial delivery and has no expiry date.

3. Integration. Except for the amendment specifically set forth above, the terms of the Contract shall continue in full force and effect and survive the execution and effectiveness of this Amendment.

[Signature page follows.]

HOKU Initials & Date:	DS 5/29/07	GEC Initials & Date:	T.G. 29/05/07	MSA Initials & Date:	MS 25/05/07

In Witness Whereof, HOKU, GEC and MSA have executed this Amendment No. 1 as of the date first set forth above.

“GEC” GEC Graeber Engineering Consultants GmbH		“MSA” MSA Apparatus Construction for Chemical Equipment, Ltd.

By:	/s/ Thilo Graeber	By:	/s/ Manfred Schirsner

Name:	Thilo Graeber	Name:	Manfred Schirsner

Title:	CFO	Title:	Director

“HOKU” Hoku Scientific, Inc.

By:	/s/ Dustin Shindo	By:

Name:	Dustin Shindo	Name:

Title:	CEO	Title:

HOKU Initials & Date:	5/29/07	GEC Initials & Date:	29/05/07	MSA Initials & Date:	25/05/07